SUMMARY PROSPECTUS

OCTOBER 1, 2013

VALIC COMPANY I GLOBAL REAL ESTATE FUND

(TICKER: VGREX)

Before you invest, you may want to review the Funds’ Statutory Prospectus, which contains more information about the Funds and their risks. You can find the Funds’ Statutory Prospectus and the above-incorporated information online at http://www.valic.com/Prospectuses-Reports_3240_424368.html. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com. The Funds’ Statutory Prospectus and Statement of Additional Information dated October 1, 2013, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Funds are offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks high total return through long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.73%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.89%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies. A company is considered a “real estate company” or “real estate-related company” if at least 50% of its net assets, gross income or net profits are attributable to ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The principal type of securities purchased by the Fund is common stock. The Fund’s investments in real estate and real estate-related companies may include real estate investment trusts (“REITs”), REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund may invest up to 75% of its total assets in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in the securities of issuers economically tied to Japan, the United Kingdom, Australia, Hong Kong, Singapore, China, Canada and Continental Europe. The sub-adviser considers an investment tied economically to a country if the investment is exposed to the economic risks and returns of such country. From time to time, the Fund’s

VALIC COMPANY I GLOBAL REAL ESTATE FUND

investments with respect to a particular country may exceed 25% of its investment portfolio.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser(s) may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Real Estate Investments Risk: Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities.

REITs Risk: The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Real Estate Sector Risk: The Fund invests substantially in securities related to the real estate industry. Substantial investments in a particular industry or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular industry, group of industries, or sector than a fund that invests more broadly.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mid- and Small-Cap Company Risk: Mid- and small-cap companies usually do not have as much financial strength as very large companies and may not be able to do as well in difficult times. Investing in mid- and small-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, abrupt or erratic price movements, competition from larger companies, and a less liquid trading market for their stocks as compared with larger companies.

Synthetic Securities Risk: Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate and may be volatile. Synthetic securities may be subject to interest

VALIC COMPANY I GLOBAL REAL ESTATE FUND

rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Financial Times Stock Exchange European Public Real Estate Association / National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Invesco Advisers, Inc. (“Invesco”) is responsible for investing the portion of the Fund’s assets invested in domestic real estate securities. Goldman Sachs Asset Management, L.P. (“GSAM”) is generally responsible for investing the portion of the Fund’s assets invested in international real estate securities. As of July 31, 2013, GSAM managed approximately 60% of the Fund’s assets and Invesco managed approximately 40% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at The Variable Annuity Life Insurance Company‘s (“VALIC”) discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 27.35% (quarter ending June 30, 2009) and the lowest return for a quarter was -21.47% (quarter ending March 31, 2009). For the year-to-date through June 30, 2013, the Fund’s return was 2.10%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	Since Inception (3/10/2008)

Fund	31.01%	4.17%
FTSE EPRA/NAREIT Developed Index	28.65%	3.75%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by GSAM and Invesco.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

GSAM
Frankie Chun Wah Lee	2011	Vice President and Portfolio Manager

Invesco
Joe V. Rodriguez, Jr.	2008	Lead Portfolio Manager
Mark Blackburn, CFA	2008	Portfolio Manager
Paul S. Curbo, CFA	2008	Portfolio Manager
Ping-Ying Wang, CFA	2008	Portfolio Manager
Darin Turner	2009	Portfolio Manager

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) or other participating life insurance companies and through qualifying retirement plans (the “Plans”) and IRAs. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the

VALIC COMPANY I GLOBAL REAL ESTATE FUND

separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.